UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2020
MYLAN N.V.
(Exact name of registrant as specified in its charter)

Netherlands	333-199861	98-1493528
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Building 4, Trident Place, Mosquito Way, Hatfield, Hertfordshire, AL10 9UL, England
(Address of principal executive offices)

Registrant's telephone number, including area code: +44 (0) 1707-853-000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Each Exchange on Which Registered:
Ordinary shares, nominal value €0.01	MYL	The NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02 Results of Operations and Financial Condition.
On February 27, 2020, Mylan N.V. (“Mylan” or the “Company”) issued a press release reporting the Company's financial results for the period ended December 31, 2019 and announcing 2020 guidance. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On February 27, 2020, the Company announced that it has formalized the next steps in its efforts to sustain long-term value creation through the proactive transformation of its business. This transformation initiative includes a new global restructuring program. The program is intended to support the Company’s effort to improve operating performance and meet anticipated market demands, by ensuring that the Company is appropriately structured and resourced to deliver sustainable value to customers, patients, other stakeholders and shareholders. Key activities under the program include supply chain network optimization intended to maximize the efficiency of the Company’s global manufacturing and distribution network capacity and further optimizing functional capabilities that support business growth.
The Company is currently developing the details of the initiatives, including workforce actions and other restructuring activities. Further details will be disclosed as plans are finalized, including the estimated amount or range of amounts to be incurred by major cost type and future cash expenditures associated with those initiatives.

Item 8.01 Other Events.
As previously announced, Mylan will host a conference call and live webcast today at 4:30 p.m. ET to review the Company's financial results for the period ended December 31, 2019 and 2020 guidance.

Forward-Looking Statements.

This report includes statements that constitute “forward-looking statements,” including that the program is intended to support the Company’s effort to improve operating performance and meet anticipated market demands, by ensuring that the Company is appropriately structured and resourced to deliver sustainable value to customers, patients, other stakeholders and shareholders; that the Company is currently developing the details of the initiatives, including workforce actions and other restructuring activities; and that further details will be disclosed as plans are finalized, including the estimated amount or range of amounts to be incurred by major cost type and future cash expenditures associated with those initiatives. Because forward-looking statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: any regulatory, legal, or other impediments to Mylan’s ability to execute on its integration plans and the other risks detailed in Mylan’s filings with the U.S. Securities and Exchange Commission. Mylan undertakes no obligation to update these statements for revisions or changes after the date of this release other than as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release announcing the Company’s financial results for the fourth quarter and year ended December 31, 2019 and 2020 guidance, dated February 27, 2020.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN N.V.

Date:	February 27, 2020	By:	/s/ Kenneth S. Parks
Kenneth S. Parks Chief Financial Officer